SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant	[ ]
Filed by a party other than the Registrant	[ ]
Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

MERCHANTS BANCSHARES, INC.
(Name of Registrant as Specified in Its Charter)

_______________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: _____________________________
(2)	Aggregate number of securities to which transaction applies: _____________________________
(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

_____________________________

(4)	Proposed maximum aggregate value of transaction:_____________________________
(5)	Total fee paid: _____________________________
	[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid: _____________________________
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	(4)	Date Filed: _____________________________

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MERCHANTS BANCSHARES, INC.

275 Kennedy Drive

South Burlington, Vermont 05403

(802) 658-3400

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on April 26, 2005

      Notice is hereby given that the annual meeting of shareholders of Merchants Bancshares, Inc., ("Merchants") a Delaware Corporation, will be held at the Clarion Hotel & Conference Center, 1117 Williston Road, South Burlington, Vermont, on Tuesday, April 26, 2005, at 10 a.m. for the following purposes:

1.	To elect four directors of Merchants, each of whom will serve for a three-year term.

2.	To transact any other business as may properly come before the meeting or at any adjournments of the meeting.

      The close of business on March 2, 2005 has been fixed as the record date for determination of shareholders entitled to notice of, and to vote at, the annual meeting. Merchants' Bylaws require that the holders of a majority in interest of all stock issued, outstanding and entitled to vote be present in person or represented by proxy at the annual meeting in order to constitute a quorum for the transaction of business.

By order of the Board of Directors,

	Raymond C. Pecor, Jr.	Joseph L. Boutin
	Chairman of the	President and
	Board of Directors	Chief Executive Officer

South Burlington, Vermont
March 18, 2005


PROXY STATEMENT

MERCHANTS BANCSHARES, INC.
275 Kennedy Drive
South Burlington, Vermont 05403

ANNUAL MEETING OF SHAREHOLDERS

April 26, 2005

GENERAL INFORMATION

      This Proxy Statement is furnished in connection with the solicitation of proxies to be used at the annual meeting of shareholders of Merchants Bancshares, Inc. ("Merchants"), to be held on April 26, 2005, and at any adjournments of the meeting. Merchants' Board of Directors has fixed March 2, 2005, as the record date for determining those shareholders of Merchants entitled to receive notice of, and to vote at, the annual meeting. Only shareholders of record at the close of business on March 2, 2005, will be entitled to vote at the annual meeting. This Proxy Statement and the accompanying proxy card are first being mailed or given to holders of Merchants' Common Stock, par value $0.01 per share (the "Common Stock"), on or about March 18, 2005.

      Proxies in the form enclosed are solicited by Merchants' Board of Directors. Any proxy, if received in time for voting and not revoked, will be voted at the annual meeting in accordance with the shareholder's instructions on the proxy card. If no instructions are given on the proxy card, the proxy will be voted FOR the election, as directors, of the nominees named in this Proxy Statement and upon such other business as may properly come before the meeting in the appointed proxies' discretion. At present, management knows of no additional matters to be presented at the annual meeting, but if other matters are presented, the persons named in the proxy card and acting under the proxy card will vote or refrain from voting in accordance with their best judgment pursuant to the discretionary authority conferred by the proxy.

A proxy may be revoked at any time prior to its exercise -

(i) by submitting a written notice revoking that proxy, addressed to Lisa Razo, Corporate Secretary of Merchants, at Merchants' principal administrative office, or

(ii) in an open meeting prior to the taking of a vote.

      Any shareholder entitled to vote at the annual meeting may attend the annual meeting and vote in person on any matter presented for a vote to Merchants' shareholders at the annual meeting, whether or not that shareholder has previously given a proxy.

      Solicitation of proxies will be made initially by mail. Proxies may also be solicited personally, by telephone, e-mail or by facsimile transmission by the directors, officers and other employees of Merchants or of Merchants' principal subsidiary, Merchants Bank. Merchants will bear all costs and expenses incurred in connection with this solicitation, including the cost of printing and mailing these proxy materials and the expenses, charges and fees of brokers, custodians, nominees and other fiduciaries who, at the request of Merchants' management, mail material to, or otherwise communicate with, the beneficial owners of the shares of the Common Stock held of record by those brokers, custodians, nominees or other fiduciaries.


      Written notice of the results of the voting at the annual meeting or adjournments of the meeting will not be mailed to shareholders, but will be available upon request, without charge. Merchants maintains its principal administrative offices at 275 Kennedy Drive, South Burlington, Vermont 05403, and the telephone number is (802) 658-3400.

      As of March 2, 2005, the record date for the annual meeting, there were 6,327,227 shares of Common Stock outstanding, all of which will be entitled to vote at the annual meeting. Fractional shares will not be entitled for a vote, but each full share of Common Stock entitles the holder of that share to one vote on all matters properly brought before the annual meeting. At present, the Common Stock is the only class of Merchants capital stock that is issued and outstanding.

      The following table provides information regarding persons or organizations believed by Merchants to be the beneficial owners of more than five percent (5%) of the outstanding shares of Common Stock as of March 2, 2005, the record date for the annual meeting.

	Amount and Nature
	of Beneficial	Percent of	Notes of
Name of Beneficial Owner	Ownership (1)	Class	Explanation

General Educational Fund	509,885	8%

Merchants Bank 401(k) Employee
Stock Ownership Plan	538,989	9%	(2)

Charles A. Davis	417,476	7%	(3)

Notes of Explanation
(1)

In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, shares of Common Stock are shown as beneficially owned if the person named in the table has or shares the power to vote or to direct the voting of, or the power to dispose or to direct the disposition of, those shares. Inclusion of shares in the table does not necessarily mean that the persons named have any economic or voting interest in shares set opposite their respective names.

(2)

Information has been obtained from a Schedule 13G, dated February 8, 2005, and filed by Merchants' 401(k) Employee Stock Ownership Plan with the Securities and Exchange Commission. While 401(k) Employee Stock Ownership Plan participants have the right to designate how shares allocated to their respective accounts are to be voted, the Plan Administration Committee of the Plan is authorized to vote the shares for which participants make no designation. Certain officers of Merchants are members of the Plan Administration Committee.

(3)

Includes (i) 6,307 shares held in trust for Mr. Davis' two sons; (ii) 3,914 shares held directly by Mr. Davis' two sons; (iii) 118,537 shares held by Mr. Davis as trustee of the Charles and Marna Davis Foundation; and (iv) 14,664 shares owned by Mr. Davis' spouse.

___________________

ELECTION OF DIRECTORS

(Proposal Number 1)

      Merchants' Bylaws stipulate that the business and affairs of Merchants are to be managed by a Board of Directors, which is to consist of not less than nine nor more than twenty-one individuals divided into three classes as nearly equal in size as possible.

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At a meeting held on January 20, 2005, Merchants' Board of Directors voted unanimously to introduce for adoption at the annual meeting the following resolution:

RESOLVED:

That John A. Kane be elected to serve as a Class III director of Merchants Bancshares, Inc., for a three-year term expiring on the date of the annual meeting of shareholders in 2008, and until his successor is duly elected and qualified in accordance with Merchants' Bylaws.

      At a meeting held on February 17, 2005, Merchants' Board of Directors voted unanimously to fix the number of directors at eleven and to introduce for adoption at the annual meeting the following resolution:

RESOLVED:

That Lorilee A. Lawton, Michael G. Furlong and Robert A. Skiff, Jr., Ph.D. be re-elected to serve as Class III directors of Merchants Bancshares, Inc., each for a three-year term expiring on the date of the annual meeting of shareholders in 2008, and until their successors are duly elected and qualified in accordance with Merchants' Bylaws.

Nominees for Directors of Merchants

      At the date of this Proxy Statement, the Board of Directors of Merchants consists of eleven members, ten of whom are non-employee directors. The Board is divided into three classes with three-year terms. The terms are staggered so that the term of one class expires at each annual meeting of Merchants' shareholders. A majority of the members of Merchants' Board are independent directors. Merchants' President and Chief Executive Officer is the only director who is an employee of Merchants.

      The following table sets forth the names and addresses of the four nominees for election to Merchants' Board, their principal occupations, ages and periods of service as Merchants' directors. Information regarding their ownership of shares of Common Stock as of March 2, 2005, the record date of the annual meeting, may be found at "Security Ownership of Certain Beneficial Owners and Management."

The Class III Nominees have been nominated for a three-year term expiring on the date of Merchants' annual meeting of shareholders in 2008.

			Principal	Director of
Class	Name	Age	Occupation	Merchants Since

III	Lorilee A. Lawton	57	Owner and President	2003
			Firetech Sprinkler Corporation
			Colchester, VT

III	Michael G. Furlong	54	Attorney	1991
			Sheehey Furlong & Behm P.C.
			Burlington, VT

III	Robert A. Skiff, Jr., Ph.D.	62	Headmaster	1984
			Vermont Commons School
			Burlington, VT

III	John A. Kane	52	Chief Financial Officer	2005
			IDX Systems Corporation
			South Burlington, VT


      Lorilee A. Lawton has been a director of Merchants since 2003. She has been a director of Merchants Bank since 1995. She is owner and president of Firetech Sprinkler Corporation, located in Colchester, Vermont. The company specializes in the design, fabrication and installation of fire sprinkler systems. Ms. Lawton is a trustee of Merchants Trust Company, a subsidiary of Merchants Bank.

      Michael G. Furlong has served as a director of Merchants and Merchants Bank since 1991. He has served as Chairman of Merchants Bank's Board of Directors since 2001, and is a trustee of Merchants Trust Company, a subsidiary of Merchants Bank. Mr. Furlong is a member of the Burlington, Vermont law firm of Sheehey Furlong & Behm, P.C., and is a former president of the Chittenden County Bar Association. He is a director emeritus of Wake Robin Corporation, and has served on the boards of several Vermont nonprofit organizations. Mr. Furlong is a graduate of Middlebury College and Cornell Law School.

      Robert A. Skiff, Jr., Ph.D. has served as a director of Merchants and Merchants Bank since 1984. He is a trustee of Merchants Trust Company, a subsidiary of Merchants Bank. Dr. Skiff is Headmaster of the Vermont Commons School in Burlington, Vermont. Prior to becoming Headmaster in July 1997, Dr. Skiff served as President of Champlain College for 15 years and is a trustee of the Shelburne Museum.

      John A. Kane has served as a director of Merchants and Merchants Bank since January 2005. He is Senior Vice President of Finance and Administration, and Chief Financial Officer and Treasurer of IDX Systems Corporation. Mr. Kane qualifies as a "financial expert" as defined in Item 401(h) of Regulation S-K under the Securities Exchange Act of 1933 and the Securities Exchange Act of 1934. Mr. Kane currently serves as Senior Vice President of Finance and Administration, and Chief Financial Officer and Treasurer of IDX Systems Corporation. Mr. Kane is responsible for that company's financial strategy, mergers and acquisitions activity, public reporting company obligations, Wall Street relations, information systems and real estate and facilities-related operations.

      If any nominee(s) is unable to serve or should decline to serve at the time of the annual meeting, the discretionary authority provided in the proxies may be exercised to vote for a substitute(s), who would be designated by Merchants' Board of Directors, and would be elected to the same class(es) as the nominee(s) for whom he or she is substituted. Neither Merchants' Bylaws nor any applicable law restricts the nomination of other individuals to serve as directors, and any shareholder present at the annual meeting may nominate another candidate. Unless authority to do so has been withheld or limited in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by the proxy against any such other candidates not designated by Merchants' Board of Directors.

      An affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the annual meeting is necessary for the election of the individuals named above. There is no cumulative voting in elections of directors of Merchants. Unless otherwise specified, proxies will be voted in favor of the four nominees described above.

      The Merchants Board of Directors recommends that shareholders vote "FOR" the election of each of Lorilee A. Lawton, Michael G. Furlong, Robert A. Skiff, Jr., Ph.D. and John A. Kane for a three-year term.

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Continuing Directors

      The following table sets forth certain information about those directors whose terms of office do not expire at the annual meeting and who consequently are not nominees for re-election at the annual meeting.

				Director of	Term of
				Merchants	Office Will
Class	Name	Age	Principal Occupation	Since	Expire

I	Joseph L. Boutin	57	President and CEO	1994	2006
			Merchants and Merchants Bank
			South Burlington, VT

I	Peter A. Bouyea	57	Retired	1994	2006
			South Burlington, VT

I	Charles A. Davis	55	President and CEO	1985	2006
			MMC Capital, Inc.
			Greenwich, CT

II	Raymond C. Pecor, Jr.	65	Chairman	1984	2007
			Lake Champlain Transportation
			Company
			Burlington, VT

II	Patrick S. Robins	66	Chairman	1984	2007
			Symquest Group, Inc.
			South Burlington, VT

II	Jeffrey L. Davis	52	President	1993	2007
			J. L. Davis, Inc.
			Burlington, VT

II	Bruce M. Lisman	58	Sr. Managing Director	2004	2007
			Bear Stearns Companies
			New York, NY

Peter A. Bouyea was formerly a consultant to the baking industry; he is now retired. Each of the other directors has been employed during the past five years in his or her respective position.

Directors of Merchants Bank

      All of the above-named directors, except Charles A. Davis, are also directors of Merchants Bank. In addition to the above-named directors, Carole A. Ziter and Scott F. Boardman are directors of Merchants Bank. Ms. Ziter, who is 62 years old, is past president of Sweet Energy, a mail order food company, located in Colchester, Vermont. Mr. Boardman, who is 45 years old, is president of Hickok & Boardman, Inc. an insurance agency, located in Burlington, Vermont. Shareholders will not vote on directors of Merchants Bank at the annual meeting.


Other Information about the Board and its Committees

Attendance of Directors

During 2004, nine meetings of Merchants' Board of Directors were held. Charles A. Davis attended less than seventy-five percent of the meetings.

      The 2003 annual meeting was held on April 27, 2004. Directors present were Raymond C. Pecor Jr., Chair, Joseph L. Boutin, Jeffrey L. Davis, Michael G. Furlong, Lorilee A. Lawton, Patrick S. Robins and Robert A. Skiff. Scott F. Boardman, a Director of Merchants Bank was also present at the 2003 annual meeting.

Compensation of Directors

Only directors of Merchants and Merchants Bank who were not officers or employees of Merchants or Merchants Bank received fees in 2004.

      During 2004, directors of Merchants received a $4,000 annual retainer, paid in $1,000 quarterly installments. In addition, directors received an attendance fee of $500 for every meeting attended, unless a Merchants board meeting was held on the same day as a regular meeting of the Merchants Bank board, in which case they were paid $250. Committee members were paid $250 for each committee meeting attended, unless the committee meeting was held on the same day as a regular meeting of Merchants' board, in which case the fee for committee meeting attendance was $125. Directors who served as committee chairpersons received $1,000, paid in quarterly installments. At the May 20, 2004 meeting, the Board voted unanimously to amend the fee structure previously approved in December 2003. This amendment increased the fees paid for attendance at regular quarterly Audit Committee meetings to $400 per meeting.

      During 2004, all Merchants Bank directors were paid an $8,000 annual retainer, paid in $2,000 quarterly installments, and $500 for each Merchants Bank board meeting attended. The chairperson of Merchants Bank's Board received a $5,000 annual retainer, paid in $1,250 quarterly installments. Directors who served as chairpersons on a committee also received $1,000 paid in quarterly installments. Committee members were paid $250 for each committee meeting attended, unless the committee meeting was held simultaneously with a regular meeting of Merchants Bank's Board, in which case the fee for committee meeting attendance was $125.

      In 1997, Merchants' Board of Directors and shareholders voted to adopt the Merchants Bancshares, Inc. 1996 Compensation Plan for Non-Employee Directors. The plan permits non-employee directors of both Merchants and Merchants Bank to defer receipt of their annual retainer and meeting fees by receiving those fees in the form of restricted shares of Merchants' Common Stock. If a participating director elects to have all or a specified percentage of his or her compensation for a given year deferred in shares of Common Stock, that director is credited with a number of shares of Common Stock equal in value to up to 125% of the amount deferred. The additional value represents a "risk premium", which takes into account that director's commitment to the value of Common Stock over the deferral period, as well as the risk of forfeiture under certain circumstances; the risk premium level has been set at 20% since the inception of the Plan.

Committees of the Boards of Directors

Merchants' Board of Directors has designated the following committees, all of which also serve as committees of Merchants Bank's Board: an Audit Committee, a Nominating and Governance Committee


and a Shareholder Value Committee; the composition and objectives of each committee are described below. Merchants' Board continues to review its committees and the independence and qualifications of its current committee members in light of changes required under the Sarbanes-Oxley Act of 2002 and by the Securities and Exchange Commission and the NASDAQ Stock Market.

      A majority of the members of Merchants' Board have been determined by Merchants' Board of Directors to be independent directors within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. Merchants' President and Chief Executive Officer is the only director who is an employee of Merchants.

Audit Committee

      As described in the Audit Committee's Charter, a copy of which is available on Merchants' website at www.mbvt.com, the primary function of the Audit Committee, as delegated by the Board of Directors, is to promote quality and reliable financial reporting and adequate and effective internal controls for Merchants and its subsidiaries, including Merchants Bank and its subsidiary, Merchants Trust Company. It promotes the adequacy, independence and objectivity of the internal and external audit and loan review functions and the effective identification and management of risks throughout the organization. The Audit Committee is to assist the board in overseeing the integrity of Merchants' financial statements, Merchants' compliance with legal and regulatory requirements, the external auditor's performance, qualifications and independence, and the performance of Merchants' internal audit function. In doing so, it is the goal of the Audit Committee to maintain free and open communication among the Audit Committee, external auditors, and management of Merchants.

      Merchants' Audit Committee currently consists of five members: Lorilee A. Lawton, Chair, Peter A. Bouyea, Jeffrey L. Davis, Robert A. Skiff, Jr. and John A. Kane. Carole A. Ziter is a member of the Audit Committee as a director of Merchants Bank. Each member of the Audit Committee is an "independent" director as currently defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards and the Sarbanes-Oxley Act of 2002. Merchants has not relied on exemptions for Audit Committee independence requirements contained in the Securities and Exchange Act Rule 10(A)(3). The members of Merchants' Audit Committee have extensive business and financial experience. They also have a good understanding of financial statements, including Merchants' balance sheet, income statement, cash flow statement and its quarterly and annual reports on Forms 10-Q and 10-K and related financial statements and disclosures.

      Mr. Kane qualifies as a "financial expert" as defined in Item 401(h) of Regulation S-K under the Securities Exchange Act of 1933 and the Securities Exchange Act of 1934. Mr. Kane holds a Bachelor of Science degree in Accounting and a Masters of Accountancy, both from Brigham Young University; and is a certified public accountant. He currently serves as Senior Vice President of Finance and Administration, and Chief Financial Officer and Treasurer of IDX Systems Corporation, where he is responsible for that company's financial strategy, mergers and acquisitions activity, public reporting company obligations, Wall Street relations, information systems and real estate and facilities-related operations. During his twenty-year tenure as CFO, Mr. Kane has implemented company-wide processes that have improved the reporting and standardization of the finance function globally within that company. He also led that company through all phases of its Initial Public Offering in 1995 and has since assumed the financial responsibilities for nine acquisitions.

      The Audit Committee meets with Merchants' external and internal auditors and principal financial personnel to review quarterly financial results and the results of the annual audit (in both regular and execu-


tive sessions). The Audit Committee held eleven meetings in fiscal year 2004. The Audit Committee reviews and approves annual external auditor engagement plans, scopes and fees. The Audit Committee approves all fees and terms related to the annual independent audit and subsequent variations thereof, as well as all permissible non-audit engagements of the external auditors; 100% of non-audit services were approved by the Audit Committee in 2004 and in 2003. The Audit Committee pre-approves all audit and permissible non-audit services to be performed for Merchants by the external auditors, giving effect to the "de minimis" exception for non-audit services set forth in Section 10A(a)(i)(1)(B) of the Exchange Act.

Nominating and Governance Committee

      As described in the Nominating and Governance Committee's Charter, which is available on Merchants' website at www.mbvt.com, the Nominating and Governance Committee is responsible for reviewing and making recommendations regarding the compensation of Merchants' directors and executive officers, including salaries, bonuses, benefit plans, commissions, the grant of options and other forms of, or matters relating to executive compensation. The Nominating and Governance Committee is also responsible for nominating board members for membership on board committees and ensuring effective recruiting of board members as well as establishing and monitoring corporate governance guidelines, a copy of which guidelines are attached as Annex A to this document.

      The Committee will consider director candidates recommended by shareholders. Any submissions for director candidates may be submitted to Merchants' Chair of the Nominating and Governance Committee and sent to Merchants' Corporate Secretary and will be considered on the basis of the same consideration applied to internally-nominated candidates.

      The Committee's goal is to assemble a board of directors that brings a variety of perspectives and skills derived from business and professional experience to Merchants. Each board member should have the necessary qualifications, professional background and core competencies to discharge his or her duties as well as the ability to add something unique and valuable to the board as a whole. Each director should be able to donate sufficient time to his or her duties. Each should possess certain core competencies, including:

*	Accounting or finance background;
*	Business or management experience;
*	Industry knowledge;
*	Customer based experience or perspective;
*	Crisis response experience;
*	Leadership;
*	Strategic planning experience;
*	Knowledge of the fundamentals of credit; and
*	Risk management experience.

      The Committee keeps an active list of potential candidates for the board, which is reviewed and updated periodically. Merchants' board seeks to time the election of new directors to create a period of concurrent membership for new and retiring directors. This allows new directors to become fully oriented to their duties on Merchants' board prior to the departure of retiring directors.

      During 2004, Merchants' board actively researched and recruited individuals who would meet the "financial expert" criteria set forth in Item 401(h) of Regulation S-K under the Securities Exchange Act of 1933 and the Securities Exchange Act of 1934. The most highly qualified candidates were invited to interview with several directors of Merchants' board. Based on their research and the results of these interviews,


the board selected Mr. John A. Kane, Senior Vice President of Finance and Administration, and Chief Financial Officer and Treasurer of IDX Systems Corporation.

      The Nominating and Governance Committee currently consists of four independent directors, Peter A. Bouyea, Chair, Jeffrey L. Davis, Bruce M. Lisman and Robert A. Skiff. No member of the Committee is an employee of Merchants or any of its subsidiaries. During 2004, five meetings of the Nominating and Corporate Governance Committee were held. The Nominating and Governance Committee will meet at least quarterly in 2005.

Shareholder Value Committee

The function of the Shareholder Value Committee is to consider and make recommendations to Merchants Board of Directors on proposals that affect the value of shareholders' investment in Common Stock.

      The Shareholder Value Committee currently consists of the following individuals: Raymond C. Pecor, Jr., Chair, Peter A. Bouyea, Charles A. Davis, Michael G. Furlong and Joseph L. Boutin. In 2004 the Shareholder Value Committee met with the entire board twice to discuss capital deployment issues. At the last meeting, held in December 2004, the Shareholder Value Committee recommended to the board the distribution of excess capital to shareholders prior to the end of 2004, and the cultivation of new regulatory capital through the issuance of $20 million in trust preferred securities.

Ethics and Corporate Governance

      Merchants and its subsidiary companies are governed in accordance with respective charters and bylaws and the laws of Delaware and Vermont. The Board of Directors is ultimately responsible to the shareholders of Merchants for the well-being of the enterprise. The directors have a fiduciary responsibility to act in good faith.

      All directors who are not employees of Merchants or Merchants Bank meet in executive session at least quarterly. All independent directors meet in executive session at least twice a year. Merchants' independent directors met three times during 2004 in executive sessions without members of management present.

      In 2004 the Audit Committee and the Nominating and Governance Committee each conducted more than two executive sessions without members of management present. Each of those committees will conduct executive sessions at least twice during 2005. Under their charters these committees are authorized to retain and consult with external advisors, consultants and counsel.

      Merchants has adopted Comprehensive Codes of Ethics for senior officers and senior financial officers, in addition to the Code of Ethics Merchants has adopted for all employees and directors. In February 2004, a confidential telephone and Internet hotline system was established for anonymous reporting of complaints and concerns regarding financial reporting. The Codes of Ethics are available on Merchants' website at www.mbvt.com.

      Merchants' Board of Directors provides a process for its shareholders to send communications to the Board of Directors, which is described in a document entitled "Principles of Governance," which can be found on Merchants' website at www.mbvt.com.

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Disclosure and Certification

      Merchants practices full and timely public disclosure of material information. Merchants uses Generally Accepted Accounting Principles (GAAP) as the primary method for reporting results in its quarterly earnings releases.

      In order to provide additional transparency with respect to Merchants, detailed quarterly and annual financial information are available on its website at www.mbvt.com. The Chief Executive Officer and the Chief Financial Officer certify all quarterly and annual financial reports filed with the Securities and Exchange Commission.

Compensation of Principal Officers

      Merchants Bank pays the compensation of principal officers. The following table sets forth aggregate compensation paid by Merchants Bank over the past three calendar years to the five most highly compensated principal officers of Merchants Bank whose salary and bonus for 2004 exceeded $100,000 ("Named Principal Officers").

Summary Compensation Table

				Long-Term Compensation

				Awards	Payouts

	Annual Compensation			Securities		All
Name and Principal				Underlying	LTIP	Other
Position	Year	Salary	Bonus	Options	Payouts	Compensation (2)

Joseph L. Boutin	2004	$199,992	$44,867(1)	0	0	$18,000
President, CEO and Director of	2003	$199,992	$ --	0	0	$18,000
Merchants and Merchants Bank	2002	$199,992	$39,998	0	0	$18,000

Michael R. Tuttle	2004	$157,853	$28,252(1)	0	0	$14,207
Executive Vice President of	2003	$152,006	$ --	0	0	$16,159
Merchants Bank	2002	$140,005	$28,001	0	0	$17,845

Thomas R. Havers	2004	$124,632	$22,304(1)	0	0	$11,217
Senior Vice President of	2003	$120,016	$ --	0	0	$12,854
Merchants Bank	2002	$114,907	$23,001	0	0	$17,128

Thomas S. Leavitt	2004	$124,632	$22,304(1)	0	0	$11,736
Senior Vice President of	2003	$120,016	$ 5,770	0	0	$13,103
Merchants Bank	2002	$114,811	$23,001	0	0	$13,414

Janet P. Spitler	2004	$123,151	$21,375(1)	0	0	$11,084
Chief Financial Officer and	2003	$115,003	$ --	0	0	$12,313
Treasurer of Merchants and	2002	$109,819	$22,002	0	0	$16,053
Merchants Bank

Notes of Explanation:
(1)	Bonuses applicable to 2004 performance were determined and paid in 2005.
(2)	Represents contributions made by Merchants Bank on behalf of the Named Principal Officer to the Merchants Bank 401(k) Plan.


Option Grants in Last Fiscal Year

There were no stock options granted to the Named Principal Officers in 2004.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

      Merchants has granted stock options to certain key employees. The options are exercisable immediately after the two year vesting period. Nonqualified stock options may be granted at any price determined by the Nominating and Governance Committee of Merchants' Board of Directors. All stock options have been granted at or above fair market value at the date of grant. The fair value of each option grant is estimated on the grant date using the Black-Scholes option-pricing model. No options have been granted since August 2001.

      The following table shows stock option exercises by the Named Principal Officers, including the aggregate value realized upon exercise. "Value realized upon exercise" represents the excess of the closing price of Common Stock over the exercise price on the date of exercise. In addition, this table includes the number of shares remaining unexercised underlying both "exercisable" (i.e. vested) and "unexercisable" (i.e. unvested) stock options as of December 31, 2004. Also reported are the values of "in-the-money" options, which represent the positive spread between the exercise price of any such existing stock options and the year-end price of Common Stock of $29.02 per share.

			Number of Securities
			Underlying		Value of Unexercised
	Shares		Unexercised Options		In-The-Money Options
	Acquired		At Fiscal Year End		At Fiscal Year End
	On	Value
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Joseph L. Boutin	11,500	$179,228	102,716	0	$1,197,725	$0
Michael R. Tuttle	7,500	$116,888	68,277	0	$ 797,166	$0
Thomas R. Havers	-	-	39,555	0	$ 428,712	$0
Thomas S. Leavitt	-	-	32,739	0	$ 336,560	$0
Janet P. Spitler	-	-	21,959	0	$ 225,030	$0

Retirement Benefits

Pension Plan Table
Estimated Annual Retirement Benefit for Specified Years of Credited Service

Annual Compensation	20	30	40

$ 50,000	$15,456	$23,184	$25,684
$ 75,000	$25,336	$38,004	$41,754
$100,000	$35,336	$53,004	$58,004
$125,000	$45,336	$68,004	$74,254
$150,000	$55,336	$83,004	$90,504
$175,000	$55,336	$83,004	$90,504
$200,000	$55,336	$83,004	$90,504
$225,000	$55,336	$83,004	$90,504
$250,000	$55,336	$83,004	$90,504
$275,000	$55,336	$83,004	$90,504
$300,000	$55,336	$83,004	$90,504
$325,000	$55,336	$83,004	$90,504


      The above table shows the estimated annual retirement benefits payable upon retirement to persons at specified levels of compensation and years of credited service classification. The assumptions are that these persons retire at age 65 during 2004, that they elect a straight life annuity form of payment; and that each person's final average compensation is equal to his or her annual compensation, e.g., if annual compensation exceeds $150,000, the final average compensation has been set equal to $150,000. Prior to January 1995 Merchants maintained a noncontributory defined benefit plan covering all eligible employees. During 1995 the plan was curtailed. Accordingly, all accrued benefits were fully vested and no additional years of service or age will be accrued. The retirement benefits listed in the table take into consideration the Social Security offset amount which is based on the law in effect on January 1, 1994, and assumes an employee earned the annual compensation listed on the table for the calendar year 1994. The maximum annual benefit limitations as set forth in the plan and under Section 415 of the Internal Revenue Code have also been accounted for in the table.

      Mr. Havers is the only Named Principal Officer entitled to a benefit under the plan. For purposes of this table, Mr. Havers has 25 years of benefit service with Merchants. Due to the frozen status of the plan, no further years of service will accrue.

Executive Officers

The names and ages of Merchants' executive officers and each executive officer's position are listed below.

		Positions and Officers with Merchants
Name	Age	and/or Merchants Bank

Joseph L. Boutin	57	President and Chief Executive Officer of Merchants and Merchants Bank
Michael R. Tuttle	49	Executive Vice President and Chief Operating Officer of Merchants Bank
Thomas R. Havers	55	Senior Vice President of Merchants Bank, Operating and Administrative Division Manager
Thomas S. Leavitt	46	Senior Vice President of Merchants Bank, Sales Division Manager
Janet P. Spitler	45	Treasurer and Chief Financial Officer of Merchants and Merchants Bank
Zoe P. Erdman	48	Senior Vice President of Merchants Bank, Credit Division Manager

Each executive officer has been employed during the past five years in his or her respective position.

Report of the Nominating and Governance Committee

      The Nominating and Governance Committee represents both Merchants and Merchants Bank and consists of four independent directors who are not officers or employees of Merchants or Merchants Bank: Peter A. Bouyea, Chair, Jeffrey L. Davis, Bruce M. Lisman and Robert A. Skiff, Jr., Ph.D.

      The Nominating and Governance Committee's primary responsibilities are to provide independent review and oversight and promote corporate accountability for executive compensation; to adopt performance and base compensation policies for executive management and to review and approve incentive plans for executive officers. The Nominating and Governance Committee is also responsible for establishing and monitoring corporate governance guidelines, nominating board members for membership on board committees and ensuring effective recruiting of board members.


      Decisions regarding compensation for executive officers generally are approved by Merchants' Board of Directors based on recommendations from the Nominating and Governance Committee. Pursuant to rules of the Securities and Exchange Commission, set forth below is a report prepared by Merchants' Nominating and Governance Committee addressing Merchants' compensation policies for 2004 as they affected Mr. Boutin and the other executive officers.

      Compensation Policies Toward Executive Officers. Merchants' compensation program for executive officers consists primarily of two elements, base salary and specific bonuses based on the achievement of defined corporate objectives. The Nominating and Governance Committee's executive compensation policies are, and will be further designed to, provide competitive levels of compensation that integrate pay with Merchants' annual and long-term performance goals, reward above average corporate performance, recognize individual initiative and achievements, and assist Merchants in attracting and retaining qualified executives. Levels of executive compensation are set at levels that the Nominating and Governance Committee believes to be consistent with Merchants' peers.

      The Nominating and Governance Committee also endorses the position that stock ownership by management and stock-based performance compensation arrangements are beneficial in aligning management and shareholders' interests in the enhancement of shareholder value. Thus, the Committee has, and will further incorporate, these elements in designing the compensation packages of the Named Principal Officers.

      Relationship of Performance Under Compensation Plans. The Nominating and Governance Committee administers Merchants' compensation policy with respect to Executive Officers. The two key elements of this policy are base salary and the annual bonus plan.

      Each Named Principal Officer's annual performance review serves as the basis for adjustments to his or her base salary. Individual performance evaluations are tied closely to achievement of short-term and long-term goals and objectives, individual initiative, team-building skills, level of responsibility and above-average corporate performance. Base salary is keyed to the median of a peer group of regional commercial banks as established from time to time by the Nominating and Governance Committee.

      In addition to base compensation, Merchants has a bonus plan to reward executive officers for accomplishing certain corporate objectives set annually by the Nominating and Governance Committee. No bonuses applicable to 2003 performance were paid in 2004, with the exception of a bonus for Mr. Leavitt. Bonuses for 2004 performance will be paid in 2005. See "Summary Compensation Table".

      Long Term Incentive/Stock Option Plan (the "Plan"). Merchants' Plan permits the Nominating and Governance Committee to grant stock options to key personnel each year. Subject to certain limits, a participating executive officer receives stock options with a "value" equal to 50% of his or her base salary. The "value" of the options to be granted will be determined using the Black-Scholes Method. The exercise price of the options will be determined annually by Merchants' Board of Directors, and will be no less than fair market value as of the date of the grant. Contractual limits have been reached for all participating executive officers, therefore no options have been granted since August 2001.

      CEO Compensation. Mr. Boutin acts as Merchants' Chief Executive Officer pursuant to an employment agreement, dated January 1, 2003, which provides for his employment through December 31, 2012. The terms of Mr. Boutin's contract were negotiated at arm's-length. Mr. Boutin's base salary is $200 thousand per year through calendar year 2006, as described below under the section entitled, "Employment Agreements." The committee has reviewed all components of Mr. Boutin's compensation, including salary,


bonus and accumulated realized and unrealized stock option gains. Based on this review, the committee finds Mr. Boutin's total aggregated compensation to be reasonable and not excessive. Mr. Boutin has not accepted a salary increase during his tenure with the Bank. His annual base salary has been $200 thousand since 1994.

      The relative difference between CEO compensation and the compensation of Merchants' other executive officers has decreased over the last ten years as CEO compensation has remained unchanged, while other senior officers have received increases in compensation. Currently the CEO base compensation is 1.33 times the compensation of the next highest paid executive officer.

      Employment Agreements. Named Principal Officers have entered into employment agreements with Merchants. These agreements specify the terms of employment and are discussed below, under the section entitled, "Employment Agreements."

Submitted by the Nominating and Governance Committee
Peter A. Bouyea, Chair
Jeffrey L. Davis
Bruce M. Lisman
Robert A. Skiff, Jr., Ph.D.

Employment Agreements

      Messrs. Boutin, Tuttle, Havers, Leavitt and Ms. Spitler have entered into employment agreements with Merchants Bank, each dated January 1, 2003, and each containing substantially identical terms, other than positions, duties and salaries. Mr. Boutin's agreement is with both Merchants and Merchants Bank. The employment agreements contain standard terms and conditions typically found in employment agreements for comparable executives, including those terms discussed in this paragraph. Under these employment agreements, each of these Named Principal Officers are employed for a three-year term ending on December 31, 2005, renewable thereafter for successive one-year terms, unless Merchants notifies these individuals that their employment will terminate on December 31, 2005. However, if the Named Principal Officer is terminated without "just cause" (as defined in these agreements) or the Named Principal Officer resigns for "good reason" (as defined in these agreements), in each case prior to the completion of the term of the employment agreement, Merchants has agreed to pay in one lump sum, that Named Principal Officer's salary for one year from the date of termination. Named Principal Officers are also eligible under the terms of the employment agreements to receive bonuses based upon the achievement of certain corporate objectives. Additionally, the employment agreements provide for specific grants of stock options under Merchants' Stock Option Plan. Contractual limits have been reached for all participating Named Principal Officers; therefore no options have been granted since August 2001.

Related Party Transactions

      As described below under "Nominating and Governance Committee Interlocks and Insider Participation," Merchants engages in banking transactions with Merchants' directors and officers, and with its associates.

      Merchants obtained legal services during 2004, and anticipates obtaining legal services during 2005, from the firm of Sheehey Furlong & Behm P.C., of which Michael G. Furlong is a principal member. Fees paid to Mr. Furlong's firm by Merchants for services and expenses in 2004 aggregated $35 thousand. Mr.


Furlong is a member of Merchants' Board of Directors and is the Chairman of Merchants Bank's Board of Directors.

      During 2004, Merchants purchased computer equipment and project management services, on a competitive basis, from SymQuest Group, Inc. valued at $106 thousand. Patrick S. Robins, who is the Chairman of the Board of SymQuest Group, Inc., is a member of Merchants' Board of Directors and Merchants Bank's Board of Directors.

      Merchants obtained insurance during 2004 through an insurance agency (the "Agency") of which Scott F. Boardman, a director of Merchants Bank, is president. Mr. Charles A. Davis, a director of Merchants, is also a director of one of the insurance companies through which the Agency obtained insurance for Merchants. In 2004, premiums paid to the Agency totaled $177 thousand, of which the insurance company associated with Mr. Davis received $9 thousand. Merchants anticipates obtaining insurance during 2005 through this insurance agency.

      In the opinion of Merchants' management, the terms of the foregoing transactions were no less favorable to Merchants than those it could have obtained from an unrelated party providing comparable premises or services.

Nominating and Governance Committee Interlocks and Insider Participation

      Some of the directors and executive officers of Merchants and Merchants Bank, as well as members of their immediate families and the companies, organizations, trusts, and other entities with which they are associated are, or during 2004 were, also customers of Merchants Bank in the ordinary course of business. Such persons may have had loans outstanding during 2004, including loans of $60,000 or more, and it is anticipated that such persons and their associates will continue to be customers of and indebted to Merchants Bank in the future. All of these loans were made in the ordinary course of business, and did not involve more than normal risk of collectibility or present other unfavorable features, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with unaffiliated persons and, where required by law, received prior approval by Merchants Bank's Board. At December 31, 2004, such loans amounted to approximately $3.7 million (5.73% of total stockholders' equity). None of these loans to directors, executive officers, or their associates are nonperforming.


Performance Graph

      A comparison of five-year cumulative total return to Merchants shareholders to a peer group of bank holding companies selected by Merchants, and to the NASDAQ market index is indicated below. Data is shown both in tabular format and in the following graph. The peer group of bank holding companies consists of the following: Arrow Financial Corporation (AROW); Chittenden Corporation (CHZ); Independent Bank Corp. (INDB); Tompkins Trustco, Inc (TMP); Camden National Corp (CAC) and CNB Financial Corporation (CCNE).

COMPARE FIVE YEAR CUMULATIVE TOTAL RETURN
AMONG MERCHANTS BANCSHARES, INC.
NASDAQ MARKET INDEX AND PEER GROUP INDEX

ASSUMES $100 INVESTED ON JAN. 1, 2000
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING DEC. 31, 2004

	Fiscal Year Ending

Company	1999	2000	2001	2002	2003	2004

Merchants Bancshares, Inc.	$100.00	$118.29	$183.51	$179.06	$251.98	$289.74
Peer Group Index	$100.00	$101.61	$137.81	$147.01	$189.04	$217.02
Russell 2000 Index	$100.00	$ 95.68	$ 96.66	$ 75.80	$110.19	$129.47
NASDAQ Bank Index	$100.00	$111.95	$122.13	$124.29	$159.26	$176.43


Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth information regarding the ownership of Common Stock as of March 2, 2005, the record date for the annual meeting, by each of Merchants directors and executive officers, including the Named Principal Officers and Merchants directors and executive officers as a group.

		Amount and Nature of
Name		Beneficial Ownership(1)		Percent of Class

Scott F. Boardman	(c)	2,294	(2)	*
Joseph L. Boutin	(a)(d)	656,448	(3)	10%
Peter A. Bouyea	(a)	91,597	(5)	1%
Charles A. Davis	(b)	417,476	(4)	7%
Jeffrey L. Davis	(a)	40,685	(5)(9)	1%
Zoe P. Erdman	(e)	18,670	(10)	*
Michael G. Furlong	(a)	6,917	(5)	*
Thomas R. Havers	(d)	95,121	(6)	2%
John A. Kane	(a)	50		*
Lorilee A. Lawton	(a)	12,756		*
Thomas S. Leavitt	(d)	47,168	(11)	1%
Bruce M. Lisman	(a)	3,697		*
Raymond C. Pecor, Jr.	(a)	234,392	(5)(12)	4%
Patrick S. Robins	(a)	59,682	(5)	1%
Robert A. Skiff, Ph.D.	(a)	3,056	(5)	*
Janet P. Spitler	(d)	260,781	(7)	4%
Michael R. Tuttle	(d)	606,092	(8)	10%
Carole A. Ziter	(c)	11,463		*

Directors and Executive
Officers as a Group		2,058,460	(13)	33%

*	Shareholdings represent less than 1.0% of class
(a)	Designates Director of Merchants and Merchants Bank
(b)	Designates Director of Merchants only
(c)	Designates Director of Merchants Bank only, shares included in the table for completeness
(d)	Designates Named Principal Officer
(e)	Designates Executive Officer of Merchants Bank

NOTES:
(1)

In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, shares of Common Stock are shown as beneficially owned if the person named in the table has or shares the power to vote or direct the voting of, or the power to dispose or to direct the disposition of, those shares.

(2)	Includes 1,702 shares owned by Mr. Boardman's spouse.
(3)

Includes 509,885 shares held by the General Educational Fund, Inc., of which Mr. Boutin is a trustee. As a trustee of the fund, Mr. Boutin may be deemed to beneficially own all shares held by the fund because he shares the power to vote and dispose of the shares with the other trustees of the fund. Also includes 27,264 shares that Mr. Boutin may acquire pursuant to the exercise of certain vested stock options. Additionally includes 6,700 shares held by Mr. Boutin as trustee of the Boutin Family Foundation, Inc.

(footnotes continued on following page)


(4)

Includes 6,307 shares held in trust for Mr. C. Davis' two dependent sons, 3,914 shares held directly by Mr. C. Davis' two dependent sons; 118,537 shares held by Mr. C. Davis as trustee of the Charles and Marna Davis Foundation and 14,664 shares owned by Mr. C. Davis' spouse.

(5)

Does not include shares, which Messrs. Davis, Bouyea, Furlong, Pecor, Robins and Dr. Skiff have the right to receive on a deferred basis. The shares will be issued to participants pursuant to agreements made by Merchants in connection with the termination of Merchants' former deferred compensation plan for directors in December 1995. See Note 7 with respect to the voting of these shares.

(6)

Does not include shares that Mr. Havers has the right to receive on a deferred basis. These shares will be issued to Mr. Havers pursuant to agreements made by Merchants in connection with the termination of Merchants Bank's Executive Salary Continuation Plan in December 1995. See Note 7 with respect to the voting of these stocks. Includes 39,555 shares that Mr. Havers may acquire pursuant to the exercise of certain vested stock options.

(7)

Includes 230,068 shares held in various trusts related to Merchants' former Deferred Compensation Plan for Directors and the Executive Salary Continuation Plan, both of which were terminated in December 1995. Ms. Spitler has the power to vote these shares on behalf of Merchants and Merchants Bank. Also includes 21,959 shares that Ms. Spitler may acquire pursuant to the exercise of certain vested stock options.

(8)

Includes 509,885 shares held by the General Educational Fund, Inc., of which Mr. Tuttle is a trustee. As a trustee of the fund, Mr. Tuttle may be deemed to beneficially own all of the fund's shares because he shares the power to vote and dispose of the shares with the other trustees of the fund. Also includes 68,278 shares that Mr. Tuttle may acquire pursuant to the exercise of certain vested stock options.

(9)	Includes 5,389 shares held in trust for Mr. J. Davis' minor children, 433 shares held directly by Mr. J. Davis' minor children and 1,260 shares held directly by Mr. J. Davis' spouse.
(10)	Includes 14,425 shares, which Ms. Erdman may acquire pursuant to the exercise of certain vested stock options.
(11)	Includes 32,739 shares that Mr. Leavitt may acquire pursuant to the exercise of certain vested stock options.
(12)	Includes 15,000 shares held in the Pecor Family Foundation, and 19,500 shares held by Mr. Pecor's spouse.
(13)

Includes 509,885 shares held by the General Educational Fund, Inc., of which Messrs. Boutin and Tuttle are trustees. See footnotes 3 and 8 above. Includes 230,068 shares held in various trusts related to Merchants Bank's former Deferred Compensation Plan for Directors and the Executive Salary Continuation Plan, both of which were terminated in December 1995. Also includes 204,217 shares, which executive officers may acquire pursuant to the exercise of certain vested stock options.

___________________

Compliance with Section 16(a) of the Securities Exchange Act of 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires Merchants executive officers, directors, and 10% shareholders to file reports of ownership (Form 3) and changes of ownership (Form 4) with respect to Common Stock with the Securities and Exchange Commission. Executive officers, directors and 10% shareholders are required to furnish Merchants with copies of all Section 16(a) forms they file. Based upon a review of the filings for 2004 furnished to Merchants, Charles A. Davis, a director of Merchants, filed a Form 5 report one week late with respect to a gift of shares to his family foundation.

Relationship with Independent Public Accountants

      Merchants' Audit Committee has selected the firm of KPMG LLP independent public accountants as Merchants' auditors for 2005. Merchants has been advised by KPMG LLP that neither it nor any of its members or associates has any relationship with Merchants or Merchants Bank, other than as independent auditors.


      Representatives of KPMG LLP will be present at the annual meeting, will have an opportunity to make any statement that they may desire to make, and will be available to answer appropriate questions from shareholders.

Report of the Audit Committee [1]

The Audit Committee has reviewed and discussed Merchants' audited financial statements for the fiscal year ended December 31, 2004, with Merchants' management.

The Audit Committee has discussed with KPMG LLP the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380).

      The Audit Committee has received the written disclosures and the letter required from KPMG LLP by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed their independence with KPMG LLP.

      The following table presents fees for professional audit services rendered by KPMG LLP for the audit of Merchants' annual consolidated financial statements for the fiscal years ended December 31, 2004 and 2003 and fees billed for other services provided by KPMG LLP during 2004 and 2003.

		2004	2003

	Audit fees (1)	$268,500	$144,000
	Audit related fees (2)	5,500	5,500

	Audit and audit related fees	$274,000	$149,500
	Tax fees (3)	36,050	42,475
	All other fees	0	4,750

	Total fees	$310,050	$195,725

(1)	Includes $110,000 for implementation, testing and audit of Merchants' Sarbanes-Oxley Section 404 compliance. Also includes an additional $13,000 billing for the audit of the 2003 financial statements.
(2)

Audit related fees consisted of fees for an audit of Merchants' collateral maintenance levels as required by the Federal Home Loan Bank of Boston and the issuance of an attestation report related to Merchants' compliance with the minimum servicing standards set forth in the Mortgage Bankers Association of America's Uniform Single Attestation Program for Mortgage Bankers.

(3)	Tax fees consisted of fees for tax consultation and tax compliance services.

KPMG LLP did not render any professional services to Merchants in connection with the design or implementation of financial information systems during the year ended December 31, 2004.

The Audit Committee has considered whether, and has determined that, the provision of the services described above is compatible with maintaining KPMG LLP's independence.

Based on the review and discussions with management and KPMG LLP described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in

___________________
(1)

This report shall not be incorporated by reference into any of Merchants' previous filings with the Securities and Exchange Commission ("SEC") and shall not be deemed incorporated by reference into any of Merchants' future SEC filings irrespective of any general incorporation language therein.


Merchants Annual Report on Form 10-K for the fiscal year ended December 31, 2004 and for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee
Lorilee A. Lawton, Chair
Peter A. Bouyea
Jeffrey L. Davis
Robert A. Skiff, Jr., Ph.D.
John A. Kane

Other Matters

      Merchants knows of no additional matters which are likely to be presented for action at the annual meeting other than the proposal specifically set forth in the Notice and referred to in this Proxy Statement. If any other matter properly comes before the annual meeting for action, it is intended that the persons named in the accompanying proxy and acting under that proxy will vote or refrain from voting in accordance with their best judgment pursuant to the discretionary authority conferred by the proxy.

Submission of Shareholder Proposals for 2005 Annual Meeting

      Shareholders who desire to submit proposals for the consideration of Merchants shareholders at its annual meeting of shareholders in 2006, scheduled to be held on or about Tuesday, April 25, 2006, will be required, pursuant to a rule of the Securities and Exchange Commission, to deliver any proposal to Merchants on or prior to December 1, 2005. Please forward any shareholder proposals to the Corporate Secretary of Merchants at the address indicated below.

Annual Report

      A copy of Merchants' Annual Report on Form 10-K for the year ended December 31, 2004, which includes audited financial statements, has been mailed to all shareholders with this Proxy Statement and has been filed with the Securities and Exchange Commission. The Annual Report is not to be regarded as proxy soliciting material. Additional copies of the Annual Report may be obtained by shareholders without charge on written request to the Corporate Secretary of Merchants at the address indicated below. Annual Reports may also be obtained from our webpage at www.mbvt.com.


Annual Disclosure Statement

      Pursuant to 12 CFR 350 of the rules and regulations of the Federal Deposit Insurance Corporation, a copy of Merchants Bank's Annual Disclosure Statement may be obtained without charge by contacting the person indicated below. The Annual Disclosure Statement presents Merchants Bank's financial condition and results of operations for the fiscal years ended 2003 and 2004.

Merchants Bank
Andrew T. Kloeckner, AVP & Compliance Officer
275 Kennedy Drive
South Burlington, VT 05403
Telephone (802) 658-3400

By Order of the Board of Directors,

275 Kennedy Drive	Lisa Razo
South Burlington, VT 05403	Corporate Secretary
Merchants Bancshares, Inc.


APPENDIX A

MERCHANTS BANCSHARES, INC.
PRINCIPLES OF GOVERNANCE

Overview

Merchants Bancshares, Inc. ("Merchants") is governed in accordance with its Bylaws and the laws of Delaware and Vermont. Merchants has a strong culture of corporate governance. The following principles are a distillation of the current practices of the Board of Directors ("Board") that outline the Board's role and are to be viewed as guidelines for carrying out Merchants' values, visions and goals.

Function of the Board

The key role of the directors is to ensure that the chief executive officer and the Board as a whole concentrate on maximizing long-term shareholder value. The Board has a fiduciary responsibility to act in good faith and is ultimately responsible to Merchants' shareholders. Some of the functions of the Board are:

-

Assuring the safe and sound operation of Merchants and its wholly owned subsidiaries, Merchants Bank and Merchants Properties, Inc, as well as Merchants Bank's wholly owned subsidiary Merchants Trust Company;

-	Selecting, evaluating and compensating the CEO;
-	Ensuring the integrity of Merchants' internal controls, financial statements and management information systems;
-	Providing continued strategic direction for Merchants' long-term planning;
-	Overseeing the CEO succession planning;
-	Identifying conflicts of interest;
-	Ensuring compliance with appropriate laws and regulations.

Size of the Board

The Board should be neither too small to maintain the needed expertise, diversity and independence, nor too large to be efficiently functional. The desired size of Merchants' Board is ten to fifteen directors.

Selection, Education and Orientation of New Board Directors
Selection

The Nominating and Governance Committee of the Board ("Nominating and Governance Committee") nominates a class of directors to be elected each year. Shareholders may propose nominees for consideration by notifying the Nominating and Governance Committee.

The Board believes that directors should represent all shareholders and its practice is to oppose the nomination of specific representational directors. Each director should:
-	Abide by Merchants' Code of Ethics;
-	Vote in the best interests of the shareholders;
-	Own stock in Merchants;
-	Respect confidentiality of matters relating to Merchants' business;
-	Prepare for and attend meetings;
-	Report all Merchants' stock transactions in a timely manner;
-	Disclose other commitments and any potential or actual conflicts of interest;
-	Engage in Board discussions.

The Board will identify the mix of skills, experience and other qualifications required in order to function competently and efficiently. Each director should have the necessary qualifications, professional background


MERCHANTS BANCSHARES, INC.
PRINCIPLES OF GOVERNANCE

and core competencies to discharge his/her duties and should be able to devote sufficient time to his/her duties. Each director should add something unique and valuable to the Board as a whole. Among others, core competencies should include:

-	Business or management experience;
-	Leadership skills;
-	Strategic planning experience;
-	Industry knowledge;
-	Crisis response experience;
-	Customer-based experience or perspective;
-	Accounting or finance background;
-	Knowledge of the fundamentals of credit;
-	Risk management experience;
-	Decision-making skills and expertise that may not otherwise be available to Merchants.

Education and Orientation
The chief executive officer and chief financial officer will be responsible for providing an orientation program for new directors, as outlined by the Chair of the Board.

A continuing development program and a standard of competence will be maintained to ensure that the Board is capable of discharging its collective responsibilities. All directors of Merchants should have a significant investment in Merchants within five years of their appointment.

Independence of Directors

Independence is essential to a sound governance structure. The Board will be constituted with a majority of directors who qualify as independent under NASDAQ Rule 4200 (a)(15). The following guidelines are used to determine director independence:

-	A director will not be independent if, within the preceding five years:
	-	The director was employed by Merchants;
	-	The director was employed by or affiliated with Merchants' independent auditor;
	-	An immediate family member of the director was employed by Merchants;
	-	An immediate family member of the director was employed by Merchants' independent auditor as a partner, principal or manager;
	-	A Merchants executive officer was on the board of directors of a company which employed the Merchants' director or which employed an immediate family member of the director as an officer.

-	A director will not be independent if:
	-	The director is a principal or a professional advisor to Merchants;
	-	The director is a significant supplier or customer of Merchants;*
	-	The director has a significant contractual relationship with Merchants;*
	-	The director is not free of an encumbrance which would interfere with his/her ability to act in the best interest of Merchants and its shareholders;
-

The director (or an immediate family member) serves as an officer, director or trustee of a charitable organization and Merchants' discretionary charitable contributions exceed one percent or $100,000 of the organization's aggregate annual charitable receipts during the organization's preceding fiscal year, whichever is greater.

* Significant means a relationship that would require disclosure under SEC rules.


MERCHANTS BANCSHARES, INC.
PRINCIPLES OF GOVERNANCE

Only independent directors will be assigned to any tasks where an actual or potential conflict of interest exists.

Directors Who Change Their Present Job Responsibility

A director who retires or changes from the position he/she held when he/she came on the Board is not required to leave the Board. However, the Board (through the Nominating and Governance Committee) should be given an opportunity to review the continued appropriateness of the director's membership when such a change occurs.

Separation of the Chair and CEO

The separation of the oversight and supervisory function from the executive function is encouraged. The chair should be an independent director. The chair's role is to lead the Board, including working with the CEO, to determine the Board agenda and to foster the contribution of other members of the Board during its deliberations.

Executive Sessions of the Board

From time to time, and at least four times annually, the independent directors will meet in executive session with the chief executive officer. On these occasions, only the independent directors and the chief executive officer will be present. In addition, the independent directors will meet alone in executive session without the chief executive officer present at least two times annually. Other executive sessions will be held at the discretion of the Board.

Compensation of the Board

The Nominating and Governance Committee is responsible for evaluating and recommending appropriate compensation levels for the directors. The directors' compensation structure will be fully disclosed to shareholders and will be simple to understand.

Evaluation of Board Performance
The Board should conduct a self-evaluation at least annually to determine whether the Board and its committees are functioning efficiently and effectively.

The Nominating and Governance Committee is responsible for assessing the Board's performance annually. This assessment should be of the Board's accountability as a whole and should specifically review areas in which the Board and/or management believes better contributions could be made. This assessment should be done each fiscal year, at the same time as the Nominating and Governance Committee reports on Board membership criteria.

The Nominating and Governance Committee is also responsible for assessing each individual director's performance throughout the year. Any issues raised will be discussed directly with the director and any corrective action will be recommended to the full Board. Every three years individual director assessments will be completed; the individual assessments will consider certain objective criteria, such as attendance at meetings and specific individual's contributions to the Board.


MERCHANTS BANCSHARES, INC.
PRINCIPLES OF GOVERNANCE

Board Interaction with Management

The Board will have complete access to senior management, but this contact should not be distracting to the business operations nor should it undermine the ability of the CEO to run Merchants. Merchants' senior management is encouraged to attend Board and committee meetings.

Access to Independent Advisors
At any time, the Board and its committees may retain independent outside financial, legal or other advisors.

Board and Committee Materials

Directors will receive pertinent information in ample time to prepare for meetings. Sufficient time will be provided at each meeting to allow for appropriate deliberation on all major issues affecting Merchants.

Board Committees
The current committees of Merchants' Board are the Audit and Risk Management Committee, Nominating and Governance Committee, and the Shareholder Value Committee.

The Board may from time to time form a new committee or disband a current committee as needed. Each committee has a designated chair and a charter that is reviewed and approved by the committee and the full Board annually.

As a general guideline, committee members and committee chairs will rotate every three years and the chair of the Board will rotate every six years.

The Audit Committee shall have at least one director who has accounting or related financial management expertise and qualifies as a "financial expert" as defined in Item 401(h) of Regulation S-K. All directors on the Audit Committee shall be financially literate and shall meet the definition of independence.

The Nominating and Governance Committee members shall meet the definition of independence.

Chief Executive Officer Evaluation and Compensation

The independent directors will establish performance criteria and compensation incentives for the CEO, and annually review the CEO's performance. The independent directors will have access to an independent outside advisor for this process. Compensation for the CEO will be linked to the achievement of Merchants' strategic goals that improve its long-term performance. A significant portion of the CEO's compensation should be at risk. The Board will not provide generous rewards that are out of line with returns received by Merchants' shareholders.

Succession Planning and Management Development
The Board shall approve and maintain a succession plan for the CEO. The Board shall also receive periodic reports from the CEO on the development of the members of senior management.


ANNUAL MEETING OF SHAREHOLDERS OF

MERCHANTS BANCSHARES, INC.

April 26, 2005

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors. ☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES O Lorilee A. Lawton O Michael G. Furlong O Robert A. Skiff, Jr., Ph.D. O John A. Kane	2. To transact any other business which may properly come before the meeting or any adjournment or postponement thereof.

Mark box below at the left if there is an address change and write comments on the reverse side of this card.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____________________ Date: _____		Signature of Shareholder ____________________ Date: _____

Note: This proxy must be signed exactly as the name(s) appear(s) hereon. When shares are held jointly, each holder must sign in order to have a valid proxy vote. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.


MERCHANTS BANCSHARES, INC.
Proxy Solicited by the Board of Directors for
2004 Annual Meeting of Shareholders on April 26, 2005

The undersigned hereby appoints Andrew T. Kloeckner and Sarah A. Schmidt, and each of them, proxies, with full power of substitution, to vote at the 2004 Annual Meeting of Shareholders of MERCHANTS BANCSHARES, INC. to be held on April 26, 2005 (including adjournments or postponements thereof), with all powers the undersigned would possess if personally present, as specified on the reverse side of this ballot, on the election of directors and in accordance with their discretion, on any other business that may come before the meeting, and revokes all proxies previously given by the undersigned with respect to shares covered hereby.

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no contrary specification is made, this proxy will be properly voted FOR the election of the nominees of the Board of Directors and upon such other business as may come before the meeting in the appointed proxies' discretion.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) hereon and return in the enclosed envelope, whether or not you expect to attend the meeting. You may, nevertheless, vote in person if you do attend.

NOTE: This proxy must be signed exactly as the name(s) appear(s) hereon. When shares are held jointly, each holder must sign in order to have a valid proxy vote. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Shareholders and related Proxy Statement.

COMMENTS:

14475


ANNUAL MEETING OF SHAREHOLDERS OF

MERCHANTS BANCSHARES, INC.

April 26, 2005

401-k

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors. ☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES O Lorilee A. Lawton O Michael G. Furlong O Robert A. Skiff, Jr., Ph.D. O John A. Kane	2. To transact any other business which may properly come before the meeting or any adjournment or postponement thereof.

Mark box below at the left if there is an address change and write comments on the reverse side of this card.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____________________ Date: _____	Signature of Shareholder ____________________ Date: _____

Note: This proxy must be signed exactly as the name(s) appear(s) hereon. When shares are held jointly, each holder must sign in order to have a valid proxy vote. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.


MERCHANTS BANCSHARES, INC.
Proxy Solicited by the Board of Directors for
2004 Annual Meeting of Shareholders on April 26, 2005

The undersigned hereby appoints Andrew T. Kloeckner and Sarah A. Schmidt, and each of them, proxies, with full power of substitution, to vote at the 2004 Annual Meeting of Shareholders of MERCHANTS BANCSHARES, INC. to be held on April 26, 2005 (including adjournments or postponements thereof), with all powers the undersigned would possess if personally present, as specified on the reverse side of this ballot, on the election of directors and in accordance with their discretion, on any other business that may come before the meeting, and revokes all proxies previously given by the undersigned with respect to shares covered hereby.

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no contrary specification is made, this proxy will be properly voted FOR the election of the nominees of the Board of Directors and upon such other business as may come before the meeting in the appointed proxies' discretion.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) hereon and return in the enclosed envelope, whether or not you expect to attend the meeting. You may, nevertheless, vote in person if you do attend.

NOTE: This proxy must be signed exactly as the name(s) appear(s) hereon. When shares are held jointly, each holder must sign in order to have a valid proxy vote. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Shareholders and related Proxy Statement.

COMMENTS:

14475
